SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Solicitation Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                IAA TRUST TAXABLE FIXED INCOME SERIES FUND, INC.
                          IAA Trust Money Market Series
              (Formerly known as IAA Trust Money Market Fund, Inc.)
                (Name of Registrant as Specified in Its Charter)

      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
|X| $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(2) or Item 22(a)(2) of
    Schedule 14A.
|_| $500 per each party to the controversy pursuant to Exchange
    Act Rule 14a-6(i)(3).
|_| Fee computed on table below per Exchange Act Rules
    14a-6(i)(4) and 0-11.
         1)  Title of each class of securities to which transaction applies:
             ..................................................................
         2)  Aggregate number of securities to which transaction applies:
             ..................................................................
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
             ..................................................................
         4)  Proposed maximum aggregate value of transaction:
             ..................................................................
         5)  Total fee paid:
             ..................................................................
|_|  Fee paid previously under preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid: $125
         2) Form, Schedule or Registration Statement No.: Fedwire #0809
         3) Filing Party: Fund/Plan Services, Inc.
         4) Date Filed: 8/19/1996

                IAA TRUST TAXABLE FIXED INCOME SERIES FUND, INC.
              (FORMERLY KNOWN AS IAA TRUST MONEY MARKET FUND, INC.)
        808 IAA Drive, Bloomington, Illinois 61702 o Phone (309) 557-3222


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD SEPTEMBER 30, 1996

TO THE STOCKHOLDERS OF IAA TRUST TAXABLE FIXED INCOME FUND, INC. -- IAA Trust Money Market Series

     NOTICE IS HEREBY GIVEN THAT the ANNUAL MEETING OF STOCKHOLDERS (the 'Meeting') of IAA Trust Taxable Fixed Income Series Fund, Inc., -- IAA Trust Money Market Series (the 'Series'), will be held on September 30, 1996, at 1:25 p.m. Central Daylight Savings Time, at the Earl Smith Hall of the Illinois Agricultural Association Building, 1701 Towanda Avenue, Bloomington, Illinois, 61702. The following matters will be acted upon at that time:

          (1) To elect seven (7) Directors for the ensuing year; and

          (2) To consider and vote upon the ratification or rejection of the selection by the Board of Directors of the firm of Coopers & Lybrand, L.L.P. as auditors and accountants for the fiscal year ending June 30, 1997; and

          (3) To transact such other business as may properly come before the Meeting, or any adjournment thereof.

     Stockholders of record of the Series at the close of business on August 1, 1996, are entitled to notice of, and to vote on, the proposals at the Meeting, or any adjournment thereof. Any stockholder giving the solicited proxy has the power to revoke it at any time before it is exercised by giving written notice to the Series, by signing a later proxy, or by appearing at the annual meeting to vote in person.

     Stockholders are invited to attend in person. If you plan to attend the Meeting, so indicate on the enclosed proxy and return it promptly in the enclosed envelope. No postage is required if mailed in the United States. Whether you will be able to attend or not, PLEASE VOTE, SIGN AND DATE THE PROXY AND RETURN IT PROMPTLY.

                                          By Order of the Board of Directors


                                          /s/ Paul M. Harmon
                                          ------------------------------
August 19, 1996                           Paul M. Harmon
                                            Secretary

                      PLEASE RETURN YOUR PROXY IMMEDIATELY

                IAA TRUST TAXABLE FIXED INCOME SERIES FUND, INC.
        808 IAA Drive, Bloomington, Illinois 61702 o Phone (309) 557-3222


                                PROXY STATEMENT
              ANNUAL MEETING OF STOCKHOLDERS -- SEPTEMBER 30, 1996

                              GENERAL INFORMATION

     The Board of Directors of IAA Trust Taxable Fixed Income Series Fund, Inc.
- -- IAA Trust Money Market Series (the 'Series'), submits this statement in connection with its solicitation of proxies from the Series' Stockholders for the Annual Meeting of Stockholders of the Series to be held on September 30, 1996, at 1:25 p.m. Central Daylight Savings Time, at the Earl Smith Hall of the Illinois Agricultural Association Building, 1701 Towanda Avenue, Bloomington, Illinois, 61702 for the purposes set forth in the accompanying Notice of Meeting of Stockholders. This Proxy Statement and the accompanying form of proxy was first mailed to stockholders on or about August 19, 1996.

     Any stockholder giving the solicited proxy has the power to revoke it any time before it is exercised by giving written notice to the Series, by signing a later proxy, or by appearing at the annual meeting to vote in person.

     Proxies will be voted in accordance with the Stockholder's specifications and if no specifications are made proxies will be voted FOR the particular proposal.

     On August 1, 1996, the Series had outstanding 34,462,628.860 shares of common stock. Each share is entitled to one vote per share, with proportionate voting for fractional shares. Only Stockholders of record at the close of business on August 1, 1996, will be entitled to notice of, and to vote at this meeting.

     As of August 1, 1996, those persons who are known to be the beneficial owners of more than five percent of the Series' common stock are:


     NAME AND ADDRESS OF         NUMBER OF
       BENEFICIAL OWNER         SHARES HELD   PERCENTAGE
- ------------------------------  ------------  -----------
IAATCO                            27,604,688       80.10%
c/o IAA Trust Company
808 IAA Drive
Bloomington, IL 61702

     Approximately 99.99% of the issued and outstanding stock of Country Life is owned by Illinois Agricultural Holding Co. and 98.30% of the shares of the latter company are owned by Illinois Agricultural Association of 1701 Towanda Avenue, Bloomington, Illinois, an Illinois not-for-profit corporation to promote agriculture and the mutual interests of its members therein.

     As of August 1, 1996, the common stock of the Series beneficially owned by its officers, directors and director nominees was:

NAME OF BENEFICIAL OWNERS                         SHARES (1)  PERCENTAGE
- -------------------------------------------------------------------------
Herbert G. Allen, Director and Nominee                     0
Nancy J. Erickson, Director and Nominee                    0
William E. Klein, Sr., Director and Nominee                0
Ailene Miller, Director and Nominee                        0

NAME OF BENEFICIAL OWNERS                         SHARES (1)  PERCENTAGE
- -------------------------------------------------------------------------
Ronald R. Warfield, Director and Nominee                   0
Rollie D. Moore, Nominee                                   0
Charlot R. Cole, Nominee                           1,009.800           *
                                                  ----------
Directors and Officers as a Group                  1,009.800
                                                  ----------
                                                  ----------

* Owns less than one percent of the Fund's outstanding common stock.
(1) Shares held with sole power over voting and disposition except as noted.

                            1. ELECTION OF DIRECTORS
 (Information Pertains to an Item to be Submitted to Stockholders at the Annual
                                    Meeting)

     The by-laws of the Series provide for a Board of seven (7) Directors to be elected to hold office until their successors shall have been elected and qualified. Unless otherwise directed by the stockholders giving such proxies, the persons named in the enclosed proxy are committed to vote the shares represented by the proxies given to them for the seven (7) nominees designated by the Board of Directors who are hereinafter named. The Series does intend to appoint a nominating or similar committee at its September Board of Directors meeting. The disinterested nominees have been agreed to by the disinterested directors.

     All of the nominees, except for Ronald R. Warfield, Nancy J. Erickson, Rollie D. Moore, and Charlot R. Cole were most recently elected as directors of the Series at the Annual Meeting of Stockholders held on September 27, 1993, to serve until the next meeting of stockholders or until their successors are elected and qualified. All nominees have consented to serve and the Board of Directors has no reason to believe that any of the persons named will become unavailable for election. Should any nominee withdraw from the election or otherwise be unable to serve, the named proxies will vote for the election of such substitute nominee as the Board of Directors may recommend, unless a decision is made to reduce the number of directors serving on the Board.

     The following information is furnished with respect to the nominees.

                             DIRECTORS AND NOMINEES

                                          LENGTH OF
NAME OF NOMINEE                 AGE        SERVICE     PRINCIPAL OCCUPATION(S) FOR LAST FIVE YEARS
- -------------------------------------------------------------------------------------------------------------------------
Ronald R. Warfield(2)               51   Since 1994    Director and President: Illinois Agricultural Association,
                                                       Illinois Agricultural Holding Co., CC Services, Inc.(4), Country
                                                       Casualty Insurance Company, Country Investors Life Assurance
                                                       Company, Country Life Insurance Company, Country Mutual Insurance
                                                       Company, and Country Preferred Insurance Company, 1993 to date;
                                                       Director: AgriVisor Services, Inc., Country Capital Management
                                                       Company, and IAA Trust Company, 1993 to date; Coordinating
                                                       Committee Member of GROWMARK, Inc. and Chairman, Board of
                                                       Trustees, IAA Foundation(2), 1993 to date; Director and President:
                                                       IAA Trust Growth Fund, Inc., IAA Trust Asset Allocation Fund,
                                                       Inc., IAA Trust Tax Exempt Bond Fund, Inc., IAA Trust Taxable
                                                       Fixed Income Series Fund, Inc.(1), Illinois Agricultural Service
                                                       Company; President of AgriVisor Services, Inc., and IAA Trust
                                                       Company, 1994 to date; Chairman of the

                                          LENGTH OF
NAME OF NOMINEE                 AGE        SERVICE     PRINCIPAL OCCUPATION(S) FOR LAST FIVE YEARS
- -------------------------------------------------------------------------------------------------------------------------
                                                       Board: Country Capital Management Company, 1994 to date; Director and President; Country Medical Plans, Inc., 1996 to date.
                                                       Director: Bank of Gibson City, 1989 to date. Director: American
                                                       Farm Bureau Federation and certain of its affiliated companies,
                                                       1995 to date. Farmer.
Herbert G. Allen                    65   Since 1987    Director: IAA Trust Growth Fund, Inc., IAA Trust Asset Allocation
                                                       Fund, Inc., IAA Trust Tax Exempt Bond Fund, Inc., and IAA Trust
                                                       Taxable Fixed Income Series Fund, Inc.(1), 1987 to date. Farmer.
Nancy J. Erickson                   38   Since 1995    President of McHatton Farm Management, Inc., 1981 to date;
                                                       Director: IAA Growth Fund, Inc., IAA Trust Asset Allocation Fund,
                                                       Inc., IAA Trust Tax Exempt Bond Fund, Inc., and IAA Trust Taxable
                                                       Fixed Income Series Fund, Inc.(1), 1995 to date. Farmer.
William E. Klein, Sr.(2)            67   Since 1993    Director: Illinois Agricultural Association, Illinois Agricultural
                                                       Holding Co., CC Services, Inc.(4), Country Casualty Insurance
                                                       Company, Country Investors Life Assurance Company, Country Life
                                                       Insurance Company, Country Mutual Insurance Company, and Country
                                                       Preferred Insurance Company, 1988 to date; Director: Country
                                                       Capital Management Company, 1992 to date; Director: IAA Trust
                                                       Growth Fund, Inc., IAA Trust Asset Allocation Fund, Inc., IAA
                                                       Trust Tax Exempt Bond Fund, Inc., and IAA Trust Taxable Fixed
                                                       Income Series Fund, Inc.(1), 1993 to date; Director: Country
                                                       Medical Plans, Inc., 1996 to date. Farmer.
Ailene Miller                       69   Since 1991    McLean County (Illinois) Board Member: 1986 to date; Member: IAA
                                                       Foundation(2), Trustee-Emeritus, 1988 to date; Director: IAA Trust
                                                       Growth Fund, Inc., IAA Trust Asset Allocation Fund, Inc., IAA
                                                       Trust Tax Exempt Bond Fund, Inc., and IAA Trust Taxable Fixed
                                                       Income Series Fund, Inc.(1), 1991 to date.
Rollie D. Moore                     46   Nominee       Director and Vice President: Illinois Agricultural Association,
                                                       Illinois Agricultural Holding Co., CC Services, Inc.(4), Country
                                                       Capital Management Company, Country Casualty Insurance Company,
                                                       Country Investors Life Assurance Company, Country Life Insurance
                                                       Company, Country Mutual Insurance Company, and Country Preferred
                                                       Insurance Company, 1993 to date; Director: IAA Trust Company, 1993 to date; Vice Chairman, Board of Trustees, IAA Foundation(2), 1993
                                                       to date; Vice President: IAA Trust Growth Fund, Inc., IAA Trust
                                                       Asset Allocation Fund, Inc., IAA Trust Tax Exempt Bond Fund, Inc.,
                                                       and IAA Trust Taxable Fixed Income Series Fund, Inc.(1), 1994 to
                                                       date; Vice President: IAA Trust Company, 1994 to date; Director:
                                                       AgriVisor Services, Inc. and Illinois Agricultural Service
                                                       Company, 1994 to date; Coordinating Committee Member of GROWMARK,
                                                       Inc., 1994 to date. Director and Vice President; Country Medical
                                                       Plans, Inc., 1996 to date. Farmer. Previously served as Director:

                                          LENGTH OF
NAME OF NOMINEE                 AGE        SERVICE     PRINCIPAL OCCUPATION(S) FOR LAST FIVE YEARS
- -------------------------------------------------------------------------------------------------------------------------
                                                       Illinois Agricultural Association, Illinois Agricultural Holding
                                                       Co., CC Services, Inc.(4), Country Casualty Insurance Company,
                                                       Country Investors Life Assurance Company, Country Life Insurance
                                                       Company, Country Mutual Insurance Company, and Country Preferred
                                                       Insurance Company, 1984 to 1992; Country Capital Management
                                                       Company, 1989 to 1992; IAA Trust Growth Fund, Inc., IAA Trust
                                                       Asset Allocation Fund, Inc., IAA Trust Tax Exempt Bond Fund, Inc.,
                                                       and IAA Trust Taxable Fixed Income Series Fund, Inc., 1989 to
                                                       1993; AgriVisor Services, Inc., 1991 to 1992.
Charlot R. Cole                     55   Nominee       Property Developer, 1979 to date; Member Macoupin-Greene County
                                                       Cooperation Extension Council (Formerly Macoupin County
                                                       Cooperative Extension Council), 1992 to date and President 1995 to date; Secretary/Treasurer; Cole Farms, Inc., 1993 to date. Farmer.

                               EXECUTIVE OFFICERS

     Following is a list of the Fund's executive officers who are neither directors nor director nominees:


                                          LENGTH OF
NAME OF OFFICER                 AGE        SERVICE     PRINCIPAL OCCUPATION(S) FOR LAST FIVE YEARS
- -------------------------------------------------------------------------------------------------------------------------
Wayne A. Brown                      61   Since 1994    Senior Vice President: IAA Trust Company, 1996 to date (prior
Vice-President                                         thereto Senior Vice President--Investments); Assistant Treasurer:
                                                       Country Life Insurance Company, 1980 to date; Vice President: IAA
                                                       Trust Growth Fund, Inc., IAA Trust Asset Allocation Fund, Inc.,
                                                       IAA Trust Tax Exempt Bond Fund, Inc., and IAA Trust Taxable Fixed
                                                       Income Series Fund, Inc.(1), 1994 to date.
Gary E. Mede                        58   Since 1978    Executive Vice President: IAA Trust Company, 1977 to date; Vice
Vice-President                                         President--Investments: Country Capital Management Company, 1977
                                                       to date; Vice President: IAA Trust Growth Fund, Inc., IAA Trust
                                                       Asset Allocation Fund, Inc., and IAA Trust Tax Exempt Bond Fund,
                                                       Inc., 1978 to date; IAA Trust Taxable Fixed Income Series Fund,
                                                       Inc.(1), 1981 to date.
Richard M. Miller                   58   Since 1992    Senior Vice President and Senior Trust Officer: IAA Trust Company,
Vice-President                                         1991 to date (prior thereto Senior Vice President and Trust
                                                       Officer); Vice President: IAA Trust Growth Fund, Inc., IAA Trust
                                                       Asset Allocation Fund, Inc., IAA Trust Tax Exempt Bond Fund, Inc.,
                                                       and IAA Trust Taxable Fixed Income Series Fund, Inc.(1), 1992 to
                                                       date.
Paul M. Harmon                      53   Since 1995    Deputy General Counsel: Illinois Agricultural Association and
Secretary                                              Affiliated Companies, 1991 to date. Secretary: IAA Trust Growth
                                                       Fund, Inc., IAA Trust Asset Allocation Fund, Inc., IAA Trust Tax
                                                       Exempt Bond Fund, Inc., IAA Trust Taxable Fixed Income Series
                                                       Fund, Inc.(1), and Country Capital Management Company, 1995 to
                                                       date; IAA Trust Company, 1996 to date.

                                          LENGTH OF
NAME OF OFFICER                 AGE        SERVICE     PRINCIPAL OCCUPATION(S) FOR LAST FIVE YEARS
- -------------------------------------------------------------------------------------------------------------------------
Robert W. Weldon                    61   Since 1975    Vice President--Finance and Treasurer: IAA Trust Company, Illinois
Treasurer                                              Agricultural Association, Country Life Insurance Company, Country
                                                       Mutual Insurance Company, Country Casualty Insurance Company,
                                                       Country Preferred Insurance Company, and Country Capital
                                                       Management Company, 1974 to date; Director and Treasurer: Illinois
                                                       Agricultural Service Company, 1974 to date; Vice
                                                       President--Finance and Treasurer: CC Services, Inc.(4), 1975 to
                                                       date; Country Investors Life Assurance Company, 1981 to date;
                                                       Country Medical Plans, Inc., 1996 to date; Treasurer: Illinois
                                                       Agricultural Holding Co., 1974 to date; Illinois Agricultural
                                                       Auditing Association, 1975 to date; IAA Trust Growth Fund, Inc.,
                                                       1975 to date; IAA Trust Asset Allocation Fund, Inc. and IAA Trust
                                                       Tax Exempt Bond Fund, Inc., 1978 to date; IAA Trust Taxable Fixed
                                                       Income Series Fund, Inc.(1), 1981 to date; AgriVisor Services,
                                                       Inc., 1984 to date.
Richard F. Day                      55   Since 1992    Controller: IAA Trust Company, 1974 to date; IAA Trust Growth
Controller                                             Fund, Inc., IAA Trust Asset Allocation Fund, Inc., IAA Trust Tax
                                                       Exempt Bond Fund, Inc., and IAA Trust Taxable Fixed Income Series
                                                       Fund, Inc.(1), 1992 to date.

   (1)     IAA Trust Taxable Fixed Income Series Fund, Inc. was formerly IAA Trust Money Market Fund, Inc.
   (2)     Interested directors. All directors classified by the Fund as interested directors also serve as directors of
           Illinois Agricultural Association (IAA), Illinois Agricultural Holding Co. (IAHC), Country Life Insurance
           Company (CLIC) and Country Capital Management Company (CCMC). IAHC owns 99.9% of the outstanding stock of
           CLIC and 100% of the outstanding stock of IAA Trust Company (IAATC). Ronald R. Warfield and Rollie D. Moore
           also serve as directors of IAATC and as President and Vice President respectively, of CLIC, IAATC, IAHC and
           IAA. Ronald R. Warfield is Chairman of the Board of CCMC and Rollie D. Moore is Vice President. As of August
           1, 1996, 27,604,688.860 shares, or 80.10% of the issued and outstanding capital stock of the Fund were owned of record by IAATC, 1701 Towanda Avenue, Bloomington, Illinois.
   (3)     The mailing address for all the Funds' Officers and Directors is in care of the IAA Trust Funds, 808 IAA
           Drive, Bloomington, Illinois 61702.
   (4)     CC Services, Inc. was organized to provide insurance brokerage, administrative, marketing and other services to the insurance companies affiliated with the Illinois Agricultural Association.

     Directors of the Series are entitled to $200 for each day or a portion thereof spent in a meeting or meetings of the Board of Directors or while engaged in special work authorized by the President or the Board of Directors and to reimbursement of expenses for each directors' meeting attended or while engaged in special work authorized by the President or by the Board of Directors, but no fees are paid to any director if such director is also a director, officer or employee of the investment adviser of the Series. Directors and officers receive no other compensation from the Series for their services. During the fiscal year ended June 30, 1996, the aggregate amount of fees and expenses paid to directors and officers was $1,397.35.

     The Board of Directors held four meetings during the Series' fiscal year ended June 30, 1996. All incumbent directors attended 75% or more of these meetings, except for Nancy J. Erickson who attended 100% of the meetings following her election to the Board.

     Set forth below are the total fees which were paid to each of the Directors who are not 'interested persons' during the fiscal year ended June 30, 1996.

                           AGGREGATE FEES PAID BY THE
        DIRECTOR                     SERIES
- ------------------------  -----------------------------
Herbert G. Allen                       280.18
Vernal C. Brown                        135.90
Nancy J. Erickson                      127.27
Paul S. Ives*                          169.93
Ailene Miller                          217.04
Joseph W. Sommers*                     224.38
Ronald W. Warfield                          0

* Mr. Ives and Mr. Sommers are retiring from the Board of Directors on September 30, 1996.

MAJORITY VOTE OF SECURITY HOLDERS

     The vote of a majority of the outstanding voting securities of the Series as used herein means the vote at the annual meeting (1) of 67 per centum or more of the voting securities present at such meetings, if the holders of more than 50 per centum of the outstanding securities of the Series are present or represented by proxy; or (2) of more than 50 per centum of the outstanding voting securities of the Series, whichever is less.

             2. RATIFICATION OR REJECTION OF SELECTION OF AUDITORS
 (Information Pertains to an Item to be Submitted to Stockholders at the Annual
                                    Meeting)

     Coopers & Lybrand, L.L.P., Independent Certified Public Accountants, have been selected as auditors and accountants for the ensuing year by the Board of Directors, including a majority of those members of the Board of Directors, who are not interested persons of the Series, subject to the right of the Series to terminate the employment without penalty by a vote at the annual meeting of a majority of the Series' outstanding voting securities. Such Independent Certified Public Accountants have no direct or indirect interest in either the Series or the Management Company, as required by the Investment Company Act, such selection is submitted to the stockholders for their ratification or rejection. Votes will be cast as directed upon the enclosed proxy, but unless a contrary direction is indicated, the proxies will vote to ratify the selection of these Independent Certified Public Accountants. The Directors recommend that the selection be ratified. A representative of Coopers & Lybrand, L.L.P. is expected to be present at the annual meeting. Such representative will have the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions. The Board of Directors has no audit or similar committee.

                               OTHER INFORMATION

INFORMATION CONCERNING THE SERIES' ADVISOR

     IAA Trust Company, (the 'Trust Company') 808 IAA Drive, Bloomington, Illinois 61702, serves as investment adviser to the Series, pursuant to an Advisory Agreement dated September 29, 1992. The Trust Company is incorporated in Illinois and is a bank as that term is defined in the Investment Company Act of 1940. The Trust Company was organized on December 30, 1970 and currently also serves as investment adviser for IAA Trust Growth Fund, Inc., IAA Trust Asset Allocation Fund, Inc., and IAA Trust Tax Exempt Bond Fund, Inc. The Trust Company exercises fiduciary powers as permitted by its charter and the State of Illinois. For the fiscal year ended June 30, 1996, approximately 31% of the Trust Company's income was received from Trust service fees. The Trust Company is supervised by the office of the Illinois Commissioner of Banks and Trust Companies.

INFORMATION CONCERNING THE FUND'S DISTRIBUTOR AND ADMINISTRATOR

     Fund/Plan Broker Services, Inc. (the 'Distributor') is the distributor of the Series pursuant to an Underwriting Agreement dated August 1, 1995. The Distributor is a Pennsylvania corporation formed on April 19, 1989, and is a broker-dealer registered with the SEC and a member of the National Association of Securities Dealers, Inc. The Distributor, located at 2 W. Elm Street, Conshohocken, PA 19428, is a wholly-owned subsidiary of Fund/Plan Services, Inc,. (the servicing agent, administrator, transfer agent and accounting/pricing agent for the Series). Fund/Plan Services, Inc. is located at the same address as the Distributor. At the present time, the Distributor serves as distributor for eight other nonaffiliated Fund groups.

INFORMATION CONCERNING THE NOMINATING COMMITTEE

     The Series has a Nominating Committee for disinterested directors, but does not have an audit or compensation committee. All disinterested directors serve on the Nominating Committee which nominates disinterested directors. The Committee met once during the fiscal year ended June 30, 1996 and nominated Nancy J. Erickson to fill a disinterested director position on the Board.

                      SUBMISSION OF STOCKHOLDER PROPOSALS

     The Series is not required, nor does it intend, to hold regular annual meetings of its stockholders. Any stockholder who wishes to submit a proposal for consideration at the next meeting of stockholders, when and if such a meeting is called, should submit such proposal promptly.

     STOCKHOLDERS MAY RECEIVE, UPON REQUEST AND WITHOUT CHARGE, A COPY OF THE SERIES' ANNUAL REPORT AND MOST RECENT SEMI-ANNUAL REPORT BY CONTACTING IAA TRUST TAXABLE FIXED INCOME SERIES FUND, INC. AT FUND/PLAN BROKER SERVICES, INC., #2 ELM STREET, P.O. BOX 874, CONSHOHOCKEN, PENNSYLVANIA 19428, OR BY CALLING TOLL-FREE (800) 245-2100.

                                 OTHER BUSINESS

     As of this date, management does not know of any other business to come before the meeting other than the approval of the minutes of the 1993 annual meeting. Approval of the minutes indicates only that the minutes accurately reflect the events of the meeting. If any matters other than those referred to above come before the meeting, the persons named in the proxies will act on behalf of the stockholders they represent according to their best judgement.

                                          Respectfully Submitted,

                                                          /s/ Paul M. Harmon
                                                          -------------------
August 19, 1996                                           Paul M. Harmon
Bloomington, Illinois                                     Secretary

PROXY           THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS       PROXY
               OF IAA TRUST TAXABLE FIXED INCOME SERIES FUND, INC.
                  IAA Trust Money Market Series (the "Series")

 ANNUAL MEETING -- SEPTEMBER 30, 1996 AT 1:25 P.M. Central Daylight Savings Time

The undersigned hereby revokes all previous proxies for his/her shares and appoints Paul M. Harmon, or in his absence, Robert W. Weldon, as Proxy, and hereby authorizes him to vote as designated below, as effectively as the undersigned could do if personally present, all the shares of IAA TRUST TAXABLE FIXED INCOME SERIES FUND, INC. -- IAA TRUST MONEY MARKET SERIES held of record by the undersigned on August 1, 1996, at the Annual Meeting of Stockholders, or any adjournment thereof, to be held at 1:25 p.m. Central Daylight Savings Time on September 30, 1996 at the Earl Smith Hall of the Illinois Agricultural Association Building, 1701 Towanda Avenue, Bloomington, Illinois 61702.

1.   ELECTION OF A BOARD OF DIRECTORS.
     o FOR all nominees listed below             o WITHHOLD AUTHORITY
       (except as marked to the contrary below)    to vote for all nominees
                                                   listed below
     (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)
     Ronald R. Warfield        Herbert G. Allen     Nancy J. Erickson
     William E. Klein, Sr.   Ailene Miller    Rollie D. Moore    Charlot R. Cole
2. RATIFICATION OF THE SELECTION OF COOPERS & LYBRAND L.L.P AS THE SERIES' INDEPENDENT PUBLIC AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 1997.
         o FOR                     o AGAINST                  o ABSTAIN
3.   TRANSACTION OF SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                    (Continued and to be signed on reverse.)

        PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY IMMEDIATELY IN THE
                        POSTAGE-PAID ENVELOPE PROVIDED.

This Proxy is solicited on behalf of the Board of Directors and when properly executed will be voted as specified. If no specification is made, the undersigned's vote, as a shareholder of IAA TRUST TAXABLE FIXED INCOME SERIES FUND, INC., IAA TRUST MONEY MARKET SERIES, will be cast for the election of all directors and for Proposal (2). If any other matters properly come before the meeting about which the proxy holder was not aware prior to the time of the solicitation of the Series, authorization is given to the proxy holder to vote in accordance with his judgment on such matters, other than the approval of the 1993 Annual Board Meeting. Management is not aware of any such matters, other than the approval of the 1993 Annual Board Meeting. The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement dated August 19, 1996. Please sign exactly as name appears below. When shares are held by joint tenants, both should sign.



                                               Signature*

                                         Dated:                       , 1996

    * Please sign exactly as your name appears on this Proxy. If signing for an estate, trust or corporation, title or capacity should be stated.


    CHECK HERE o IF YOU PLAN TO ATTEND THE MEETING. (__ PERSON(S) WILL ATTEND.)
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